Exhibit 32.1

CERTIFICATION PURUSANT TO 18 U.S.C. 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PhytoMedical Technologies, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2011 as filed with the Securities and Exchange Commission on August 15, 2011 (the “Report”), I, Amit S. Dang, President, Chief Executive Officer, Chief Financial Officer, and a director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2011	By: /s/ Amit S. Dang
Amit S. Dang
President, Chief Executive Officer, Chief Financial Officer, Director